UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 19, 2018

Toys “R” Us, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-11609	22-3260693
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification Number)

One Geoffrey Way, Wayne, New Jersey 07470

(Address of Principal Executive Offices, including Zip Code)

(973) 617-3500

(Registrant’s Telephone Number, including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ¨  ☐

ITEM 7.01.	REGULATION FD DISCLOSURE

On March 19, 2018, Toys “R” Us, Inc. (the “Company”) is providing as an attachment to this report, along with materials posted on the Company’s website at https://www.toysrusinc.com/uploads/tinymce/uploaded/Restructuring%20Info%202017/TRU%20-%20Cleansing%20Materials.pdf, certain cleansing materials previously shared with third parties regarding the business of the Company and its subsidiaries (the “Cleansing Material”). The materials attached to this report as Exhibit 99.1, along with the information posted on the Company’s website at https://www.toysrusinc.com/uploads/tinymce/uploaded/Restructuring%20Info%202017/TRU%20-%20Cleansing%20Materials.pdf are incorporated by reference herein.

Cautionary Note Regarding Forward-Looking Statements

Certain statements in this Form 8-K, including the Cleansing Material incorporated by reference herein, may contain “forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and such disclosures are intended to be covered by the safe harbors created thereby. All statements herein or therein that are not historical facts, including statements about our beliefs or expectations, are forward-looking statements. We generally identify these statements by words or phrases, such as “anticipate,” “estimate,” “plan,” “project,” “expect,” “believe,” “intend,” “foresee,” “forecast,” “will,” “may,” “outlook” or the negative version of these words or other similar words or phrases. These statements are subject to risks, uncertainties and other factors, including risks, uncertainties and factors set forth under Item 1A entitled “Risk Factors” of our Quarterly Report on Form 10-Q for the quarterly period ended October 28, 2017 and in our other reports and documents filed with the Securities and Exchange Commission. These factors should not be construed as exhaustive, and should be read in conjunction with the other cautionary statements that are included or incorporated by reference in this report. We believe that all forward-looking statements are based on reasonable assumptions when made; however, we caution that it is impossible to predict actual results or outcomes or the effects of risks, uncertainties or other factors on anticipated results or outcomes and that, accordingly, one should not place undue reliance on these statements. The Company also cautions you that the statements and projections included in the Cleansing Material speak only as of the date on which such statements and projections were made and do not speak as of the date that the Cleansing Materials is provided pursuant to this report. Neither the Company, its directors, officers or advisors undertakes any obligation to update this information.

Item 9.01.	EXHIBITS.

(d)	Exhibits

Number	Description

99.1	Cleansing Materials.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Toys “R” Us, Inc.

(Registrant)

Date: March 19, 2018

By:	/s/ Michael J. Short
Name:	Michael J. Short
Title:	Executive Vice President - Chief Financial Officer